UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 22, 2006
ALON USA ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32567	74-2966572
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
7616 LBJ Freeway, Suite 300
Dallas, Texas 75251
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 367-3600

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
Credit Amendment
Amended Revolving Credit Agreement

Item 1.01. Entry into a Material Definitive Agreement.
Credit Suisse Credit Facility
     On June 22, 2006, Alon USA Energy, Inc. (the “Company”), entered into a Credit Agreement (the “Credit Suisse Credit Facility”) by and among the Company, as Borrower, the lenders party thereto and Credit Suisse, as Administrative Agent.
     Borrowings under the Credit Suisse Credit Facility are available in the form of (i) a term loan facility available as a single borrowing on the closing date of the Credit Suisse Credit Facility (the “Closing Date”) in an aggregate principal amount of $400 million (the “Paramount Facility”) and (ii) a term loan facility available as a single borrowing on the later to occur of (a) the Closing Date and (b) the date on which the Edgington Acquisition (as defined below) is consummated in an aggregate principal amount of $50 million (the “Edgington Facility”). The Company may, from time to time, request an incremental loan (x) from one of the existing lenders or (y) by the addition of new lenders proposed by the Company and approved by the administrative agent under the Credit Suisse Credit Facility; provided that the sum of the incremental loans and the outstanding loans under the Credit Suisse Credit Facility does not exceed $500 million (or $550 million, if the Edgington Facility is drawn). The initial loans under the Credit Suisse Credit Facility will mature on the seventh anniversary of the Closing Date and any incremental loan will mature as set forth in the applicable loan assumption agreement.
     A portion of the proceeds received by the Company under the Paramount Facility will be used to finance the acquisition of Paramount Petroleum Corporation, a Delaware corporation (“Paramount”), by the Company (the “Paramount Acquisition”). Proceeds received by the Company under the Edgington Facility will be used to finance the acquisition of Edgington Oil Company, a Missouri corporation (“Edgington”), by the Company (the “Edgington Acquisition”).
     Obligations under the Credit Suisse Credit Facility are jointly and severally guaranteed by the Company and its subsidiaries (excluding Alon USA Interests, LLC and its subsidiaries) (the “Subsidiary Guarantors”), Edgington (upon consummation of the Edgington Acquisition), Paramount and the wholly-owned subsidiaries of Paramount (the “Paramount Subsidiaries”). The obligations under the Credit Suisse Credit Facility are secured by (i) a first priority lien on substantially all of the existing assets of the Company, the Subsidiary Guarantors and Edgington, other than cash, accounts receivable and inventory, (ii) a second priority lien on all cash, accounts receivable and inventory of the Company, the Subsidiary Guarantors and Edgington, (iii) a first priority lien on certain Paramount assets including, the Willbridge, Oregon refinery and terminal and the Richmond Beach, Washington terminal, (iv) a second priority lien on substantially all of the assets of Paramount and the Paramount Subsidiaries, including cash, accounts receivable and inventory, and (v) a guarantee by the Paramount Subsidiaries of borrowings under the Credit Suisse Credit Facility, secured by a first priority lien on the assets of the Paramount Subsidiaries (initially limited to $60 million until termination of Paramount’s credit facility with Bank of America).

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     The Credit Suisse Credit Facility includes customary events of default and restrictions and restrictions on the activities of the Company, the Subsidiary Guarantors, Edgington, Paramount and the Paramount Subsidiaries.
     A copy of the Credit Suisse Credit Facility is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Credit Suisse Credit Facility contained herein is qualified in its entirety by reference to the full text of the Credit Suisse Credit Facility.
Amendment to Israel Discount Bank of New York Credit Facility
     On June 22, 2006, Alon USA, LP, a Texas limited partnership (“Alon USA”), and EOC Acquisition, LLC, a Delaware limited liability company (“EOC Acquisition”), each a wholly-owned subsidiary of the Company, entered into the Amended Revolving Credit Agreement (the “Amended IDB Credit Facility”) by and among Alon USA, EOC Acquisition, Israel Discount Bank of New York, as administrative agent, co-arranger and collateral agent, Bank Leumi USA, as co-arranger, and certain other guarantor companies and financial institutions from time to time named therein.
     The Amended IDB Credit Facility modified the terms of the Amended Revolving Credit Agreement dated as of February 15, 2006 (the “IDB Credit Facility”). The Amended IDB Credit Facility, provides for (i) the Company’s and certain of its subsidiaries’ entry into the Credit Suisse Credit Facility, (ii) the addition of EOC Acquisition as a Borrower under the IDB Credit Facility, (iii) certain newly formed subsidiaries of the Company to be guarantors under the IDB Credit Facility and (iv) the amendment of certain other provisions of the IDB Credit Facility.
     Obligations under the Amended IDB Credit Facility are jointly and severally guaranteed by the Company, the Subsidiary Guarantors and Alon USA Interests, LLC. The obligations under the Amended IDB Credit Facility are secured by (i) a first priority lien on cash, accounts receivable and inventory of the Company, the Subsidiary Guarantors and EOC Acquisition and (ii) a second priority lien on substantially all of the existing assets, other than cash, accounts receivable and inventory, of the Company, the Subsidiary Guarantors and EOC Acquisition, which is subject to a first priority lien under the Credit Suisse Credit Facility.
     A copy of the Amended IDB Credit Facility is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The description of the Amended IDB Credit Facility contained herein is qualified in its entirety by reference to the full text of the Amended IDB Credit Facility.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth above in Item 1.01 is incorporated by reference into this Item 2.03.

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Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit
Number	Description
10.1	Credit Agreement, dated June 22, 2006, by and among Alon USA Energy, Inc., the lenders party thereto and Credit Suisse.

10.2	Amended Revolving Credit Agreement, dated June 22, 2006, by and among Alon USA, LP, EOC Acquisition, LLC, Israel Discount Bank of New York, Bank Leumi USA and certain other guarantor companies and financial institutions from time to time named therein.

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALON USA ENERGY, INC.

	By:	/s/ Harlin R. Dean

Harlin R. Dean
Vice President, General Counsel
and Secretary

Date: June 23, 2006

INDEX TO EXHIBITS

Exhibit
Number	Description
10.1	Credit Agreement, dated June 22, 2006, by and among Alon USA Energy, Inc., the lenders party thereto and Credit Suisse.

10.2	Amended Revolving Credit Agreement, dated June 22, 2006, by and among Alon USA, LP, EOC Acquisition, LLC, Israel Discount Bank of New York, Bank Leumi USA and certain other guarantor companies and financial institutions from time to time named therein.